Exhibit 99.1

KPMG LLP
Suite 700
20 Pacifica
Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Bridgecrest Acceptance Corporation (the “Company”)
Wells Fargo Securities, LLC
Deutsche Bank Securities Inc.
Guggenheim Securities, LLC
(together, the “Specified Parties”)

Re: DT Auto Owner Trust 2018-1, Asset-Backed Notes (the “Notes”) – Data File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file entitled “1. Statistical - 2018-1 Randomly Selected $600M 1-31-18.xlsx” (the “Data File”) provided by the Company on February 1, 2018, containing certain information related to 34,620 automobile retail installment sale contracts secured by used automobiles, light duty trucks, vans and minivans (“Auto Loans”) as of January 31, 2018, which we were informed are intended to be included as collateral in the offering of the Notes. The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below, either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were attributable to rounding.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were attributable to rounding.

•	The term “rounding” means that dollar amounts, percentages, and numbers of months were within $1.00, 0.01%, and 0.01 months, respectively.

•	The term “Title Document” means a scanned image of the Certificate of Title, Title Application, Notice of Lien, Notice of Security Interest Filing, Lien Entry Form or Vintek Lien and Title Information Report.

•	The term “Vision” means the Company’s loan servicing module within the Company’s Integrated Operation System.

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with KPMG International
Cooperative (“KPMG International”), a Swiss entity.

•	The term “Loan Files” means some or all of the following documents for each of the Selected Auto Loans (defined below): Installment Sale Contract, screenshots from Vision, Title Document, Credit Application, Agreement to Provide Insurance, Insurance Verification Form, or screenshot from the Company’s Insurance Verification system, furnished by the Company, which was represented by the Company to be either the original Loan Files, a copy of the original Loan Files, and/or electronic records contained within the Company’s servicing system. We make no representation regarding the validity or accuracy of these documents or the execution of the Installment Sale Contract by the borrower.

I.	The Selected Auto Loans

The Company instructed us to select a random sample of 150 Auto Loans from the Data File (the “Selected Auto Loans”). A listing of the Selected Auto Loans is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us as to the basis for how they selected the number of Auto Loans that we were instructed to randomly select from the Data File.

II.	The Data File

A.	For each of the Selected Auto Loans, we compared the specified attributes listed below contained in the Data File to the corresponding information contained in or derived from the Loan Files. The Specified Parties indicated that the absence of any of the specified documents in the Loan Files or the inability to agree the indicated information from the Data File to the Loan Files for each of the specified attributes, utilizing instructions provided by the Company (as applicable) indicated below, as applicable, constituted an exception.

Attribute	Loan Files/Instructions

Borrower Name	Installment Sale Contract

Original Amount Financed	Installment Sale Contract

Original Term (Recomputed Original Term)	We were instructed by the Company to recompute the Original Term (the “Recomputed Original Term”) using the First Payment Date and the Original Maturity Date appearing in the Installment Sale Contract. We compared the Recomputed Original Term to the Original Term in the Data File.

Scheduled Monthly Payment (Recomputed Scheduled Monthly Payment)	We were instructed by the Company to recompute the Scheduled Monthly Payment (the “Recomputed Scheduled Monthly Payment”) using the Number of Payments and the payment frequency appearing in the Installment Sale Contract. In the event the Installment Sale Contract did not list the payment frequency, we were instructed by the Company to use information provided in screenshots from Vision. We compared the Recomputed Scheduled Monthly Payment to the Scheduled Monthly Payment in the Data File.

Annual Percentage Rate (“APR”)	Installment Sale Contract

New vs. Used	Installment Sale Contract

2

Attribute	Loan Files/Instructions

Origination Date	Installment Sale Contract

First Payment Date	Installment Sale Contract

Original Maturity Date	Installment Sale Contract

Borrower’s State	Installment Sale Contract. In the event the information did not agree, we were instructed by the Company to consider the information to be in agreement if the Borrower’s State in the Data File matched the corresponding information available in the Title Document.

B.	In addition to the procedures described above, for each Selected Auto Loan, we observed the presence of the following in the Loan Files:

•	Signed Credit Application. We make no representation regarding the authenticity of the signature(s).

•	Title Document. We were instructed by the Company to observe that “Bridgecrest Acceptance Corporation,” “DriveTime Acceptance Corporation,” “DT Acceptance Corp.,” or “DriveTime” appeared on the Title Document as the Lien Holder, Owner, Security Interest Holder, or Secured Party.

•	Proof of Insurance Policy. The Company informed us that an Agreement to Provide Insurance, Insurance Verification Form, or screenshot from the Company’s Insurance Verification system, listing an insurance company name, were acceptable proof of insurance.

•	Truth-in-Lending Disclosure Statement (within the Installment Sale Contract).

The information regarding the Selected Auto Loans was found to be in agreement with the respective information contained in the Loan Files, except as noted in Exhibit B. There were no conclusions that resulted from the procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on information included in the Data File, the Loan Files, and instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Auto Loans, (ii) the reliability or accuracy of the Data File or the Loan Files, which were used in our procedures, or (iii) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Auto Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Auto Loans being securitized, (iii) the compliance of the originator of the Auto Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Auto Loans that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

3

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSRO’s, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California
February 20, 2018

4

Exhibit A

The Selected Auto Loans

Selected		Selected		Selected
Auto Loan		Auto Loan		Auto Loan
Number	Auto Loan ID	Number	Auto Loan ID	Number	Auto Loan ID

1	20181001	51	20181051	101	20181101
2	20181002	52	20181052	102	20181102
3	20181003	53	20181053	103	20181103
4	20181004	54	20181054	104	20181104
5	20181005	55	20181055	105	20181105
6	20181006	56	20181056	106	20181106
7	20181007	57	20181057	107	20181107
8	20181008	58	20181058	108	20181108
9	20181009	59	20181059	109	20181109
10	20181010	60	20181060	110	20181110
11	20181011	61	20181061	111	20181111
12	20181012	62	20181062	112	20181112
13	20181013	63	20181063	113	20181113
14	20181014	64	20181064	114	20181114
15	20181015	65	20181065	115	20181115
16	20181016	66	20181066	116	20181116
17	20181017	67	20181067	117	20181117
18	20181018	68	20181068	118	20181118
19	20181019	69	20181069	119	20181119
20	20181020	70	20181070	120	20181120
21	20181021	71	20181071	121	20181121
22	20181022	72	20181072	122	20181122
23	20181023	73	20181073	123	20181123
24	20181024	74	20181074	124	20181124
25	20181025	75	20181075	125	20181125
26	20181026	76	20181076	126	20181126
27	20181027	77	20181077	127	20181127
28	20181028	78	20181078	128	20181128
29	20181029	79	20181079	129	20181129
30	20181030	80	20181080	130	20181130
31	20181031	81	20181081	131	20181131
32	20181032	82	20181082	132	20181132
33	20181033	83	20181083	133	20181133
34	20181034	84	20181084	134	20181134
35	20181035	85	20181085	135	20181135
36	20181036	86	20181086	136	20181136
37	20181037	87	20181087	137	20181137
38	20181038	88	20181088	138	20181138
39	20181039	89	20181089	139	20181139
40	20181040	90	20181090	140	20181140
41	20181041	91	20181091	141	20181141
42	20181042	92	20181092	142	20181142
43	20181043	93	20181093	143	20181143
44	20181044	94	20181094	144	20181144
45	20181045	95	20181095	145	20181145
46	20181046	96	20181096	146	20181146
47	20181047	97	20181097	147	20181147
48	20181048	98	20181098	148	20181148
49	20181049	99	20181099	149	20181149
50	20181050	100	20181100	150	20181150

Note: The Company has assigned a unique twelve digit Customer Account Number to each Auto Loan in the Data File. The Auto Loan IDs referred to in this Exhibit are not the Customer Account Numbers.

Exhibit B

Exception List
Selected Auto Loan Number	Attribute	Per Data File	Per Loan Files

134	Presence of Signed Credit Application	-	Document not found